UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2009
Grubb & Ellis Healthcare REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-53206 (Commission File Number)	20-4738467 (I.R.S. Employer Identification No.)

16427 N. Scottsdale Road, Suite 440,
Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 480-998-3478
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

Item 7.01 Regulation FD Disclosure.
This Form 8-K/A amends the Current Report on Form 8-K filed on July 30, 2009, or the Form 8-K, disclosing that on or about July 30, 2009, we released a Letter to Stockholders which provides information on Grubb & Ellis Healthcare REIT, Inc.’s transition to Healthcare Trust of America, Inc. This Form 8-K/A makes certain corrections and modifications to the Letter to Stockholders and the Organizational Chart filed as exhibits to the Form 8-K. The Letter to Stockholders and accompanying Organizational Chart will be mailed to stockholders on or about August 5, 2009. The Letter to Stockholders and Organizational Chart are attached as Exhibits 99.1 and 99.2, respectively, to this report and are incorporated by reference into this Item 7.01.
The information furnished under this Item 7.01 of this Current Report on Form 8-K/A, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Grubb & Ellis Healthcare REIT, Inc. Letter to Stockholders, dated July 30, 2009
99.2 Grubb & Ellis Healthcare REIT, Inc. Organizational Chart

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.
Date: July 30, 2009	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer and President

3

Exhibit Index

Exhibit No.	Description

99.1	Grubb & Ellis Healthcare REIT, Inc. Letter to Stockholders, dated July 30, 2009
99.2	Grubb & Ellis Healthcare REIT, Inc. Organizational Chart